Exhibit 99.9

ASSIGNMENT OF INTELLECTUAL PROPERTY

WHEREAS, The Standard Register Company, a corporation organized under the laws of the state of Ohio, having its principal offices at 600 Albany Street, Dayton, Ohio, 45408 (hereinafter referred to as Assignor), is the sole owner of the entire right, title and interest in and to the intellectual property set forth on the attached Schedule; and

WHEREAS, Exped, LLC, a limited liability company organized under the laws of the state of Ohio, having its principal offices at 6450 Sand Lake Drive, Dayton, Ohio 45414, (hereinafter referred to as Assignee), is desirous of acquiring the entire right, title and interest in and to the said intellectual property, together with the goodwill of the business in connection with which said intellectual property is used.

NOW, THEREFORE, in consideration of One Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, said Assignor has sold, assigned and transferred, and by these presents does sell, assign and transfer unto Assignee the entire right, title and interest in and to the intellectual property, and in and to the goodwill of the business in connection with which said intellectual property is used, the same to be held and enjoyed by the said Assignee, for its own use and benefit, and for the use and benefit of its successors, assigns or other legal representatives to the full end of the term for which said intellectual property has been granted or will be granted, as fully and entirely as the same would have been held and enjoyed by said Assignor, if this assignment and sale had not been made; together with all claims for damages by reason of past infringement of said intellectual property, with the right to sue for, and

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collect the same for its own use and benefit, and for the use and benefit of its successors, assigns and other legal representatives.

Assignor agrees that it shall render all reasonable assistance to Assignee, and will, from time to time, execute all instruments and documents necessary to maintain, preserve or protect the Intellectual Property and to perfect the record title of Assignee in and to the Intellectual Property.

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IN WITNESS WHEREOF, said Assignor has caused these presents to be signed by its duly authorized officer below named this _____ day of ____________________,

2007.

The Standard Register Company

By _________________________________

Its _________________________________

State of Ohio

:

: ss

County of  ______________

:

On this _______ day of _______________, 2007, before me, a Notary Public, personally appeared ______________________, to me known to be the _____________________________ of The Standard Register Company, and also known to me to be the person who executed the foregoing assignment on behalf of The Standard Register Company and acknowledged to me that such entity executed the same.

______________________________

Notary Public

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SCHEDULE

U.S. TRADEMARK REGISTRATIONS

           TRADEMARK

REG. NO.

REG. DATE

EXPEDATA

3,013,928

11/08/2005

EXPEDATA & Design

2,942,792

04/19/2005

TRADEMARKS

The mark EXPEDATA or any similar derivation or variation thereof and all goodwill related to mark EXPEDATA as used with and in the Business.

Any other name, logo, or identifying mark used by The Standard Register Company in the Business and all goodwill related thereto.

FOREIGN TRADEMARK REGISTRATIONS

TRADEMARK

COUNTRY

REG. NO.

ISSUED

EXPEDATA

Canada

669957

08/15/2006

EXPEDATA & Design

Canada

675637

10/26/2006

EXPEDATA

CTM

003815602

06/29/2006

EXPEDATA

1Int. Register

830483

04/29/2004

EXPEDATA & Design

2Int. Register

833695

04/29/2004

________________________

¹designated countries:  Australia, China, Japan, Monaco, Norway, Romania, Singapore, South Korea, Switzerland.

²designated countries:  European Community

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FOREIGN TRADEMARK APPLICATIONS

TRADEMARK

COUNTRY

SERIAL NO.

FILED

EXPEDATA

Argentina

2728800

02/13/2007

EXPEDATA

Mexico

836496

02/15/2007

EXPEDATA

South Africa

not yet known

not yet known

U. S. PATENT APPLICATIONS

TITLE

SERIAL NO.

FILED

Real Time Variable Digital Paper

10/925533

08/25/2004

Patten Generating Fonts and Sheets of

10/935603

09/07/2004

   Writing Material Bearing Such Fonts

System and Method for Automated Reading

11/443302

05/30/2006

   of Handwriting

Digital Writing Personal Communication

60/860035

11/20/2006

   System

FOREIGN PATENT APPLICATIONS

TITLE

COUNTRY

SERIAL NO.

FILED

Real Time Variable Digital Paper

Australia

2004279030

09/07/2004

Real Time Variable Digital Paper

Brazil

PI0414395-7

09/07/2004

Real Time Variable Digital Paper

Canada

2535042

09/07/2004

Real Time Variable Digital Paper

Japan

2006-526926

09/07/2004

Real Time Variable Digital Paper

South Africa

2006/01944

09/07/2004

Real Time Variable Digital Paper

EPO

04783198.7

09/07/2004

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